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REVOCABLE PROXY                                                 REVOCABLE PROXY

                 HIGHLAND FEDERAL BANK, A FEDERAL SAVINGS BANK

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 11, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned stockholder of Highland Federal Bank, a Federal Savings Bank (the "Bank") hereby appoints Richard J. Cross and Stephen N. Rippe (the "Proxy Holders") and each of them, with full power of substitution, proxies of the undersigned with authorization to represent and vote all shares of common stock, $1.00 par value per share, of the Bank held of record by the under-signed, as directed below and in their discretion on all other matters which may properly come before the Special Meeting of Shareholders to be held on Thursday, December 11, 1997, and at any adjournment or adjournments thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE FORMATION OF A HOLDING COMPANY FOR THE BANK. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE FORMATION OF A HOLDING COMPANY FOR THE BANK. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

  The undersigned hereby ratifies and confirms all that said Proxy Holders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Special Meeting. The undersigned hereby acknowl-edges receipt of the Notice of Special Meeting and the Proxy Statement/Prospectus accompanying said Notice.

  THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE COMPLETE AS PROMPTLY AS POSSIBLE, AND DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PREPAID
                                   ENVELOPE.

                              (See reverse side)
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                                                                     Please mark
                                                                [X]  your votes
                                                                      as shown

1. APPROVAL OF PROPOSAL TO FORM A HOLDING COMPANY FOR THE BANK. Approval of the proposal to reorganize the Bank into a holding company form of organiza-tion in accordance with the Plan of Reorganization and Agreement of Merger, pursuant to which: (a) the Bank will, subject to necessary regulatory approv-als, become a wholly owned subsidiary of a newly formed Delaware corporation, Highland Bancorp, Inc. (the "Company"); and (b) each outstanding share of com-mon stock of the Bank will become, by operation of law, one share of common
stock of the Company.    FOR    AGAINST    ABSTAIN
                         [_]      [_]        [_]


2. OTHER BUSINESS. In their discretion, the proxy holders are authorized to transact such other business as may properly come before the Special Meeting
and any adjournment or adjournments thereof.    FOR    AGAINST    ABSTAIN
                                                [_]      [_]        [_]

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(Number of Shares)

I (We) do [_] do not [_] expect to attend the Special Meeting.


Date: ___________________________________________________________________, 1997

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(Name of Shareholder Printed)

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(Signature of Shareholder)

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(Name of Shareholder Printed)

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(Signature of Shareholder)

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

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                           . FOLD AND DETACH HERE .